UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2003

                           INTEGRATED BIOPHARMA, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   000-28876                 22-2407475
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

                    225 Long Ave., Hillside, New Jersey 07205
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (973) 926-0816

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  Financial Statements and Exhibits.

         (c) Exhibits

Exhibit Number   Description

99.1 Press Release of Integrated BioPharma, Inc. dated September 29, 2003 reporting results for the year ended June 30, 2003.


ITEM 9.       Regulation FD Disclosure.

         In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure".

On September 29, 2003 the Company issued a press release reporting results for the year ended June 30, 2003, the text of which is attached hereto as Exhibit
99.1 and incorporated herein in its entirety by reference.

         The statements in this Current Report on Form 8-K, including the exhibits, contain forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risk and uncertainties which may affect the Registrant's business prospects, including economic, competitive, governmental, technological and other factors discussed in filings with the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  INTEGRATED BIOPHARMA, INC.


September 30, 2003                                By: /s/Eric Friedman
                                                  Name: Eric Friedman
                                                  Title: Vice President


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                                 EXHIBIT INDEX


Exhibit Number   Description

99.1 Press Release of Integrated BioPharma, Inc. dated September 29, 2003 reporting results for the year ended June 30, 2003.


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